Segment information	12 Months Ended
Dec. 31, 2024
Disclosure of operating segments [abstract]
Segment information
2.2 Segment information
Operating segments are defined as components of an entity that engage in business activities from which they may earn revenues and incur expenses, whose operating results are reviewed regularly by the entity's chief operating decision maker ("CODM") to assess performance and make resource allocation decisions, and for which discrete financial information is available.
The Company operates a single operating segment. On’s CODM are the Executive Officers, which consist of the three Co-Founders and the two Co-CEOs. The financial information regularly reviewed by the CODM to assess performance, make resource allocation decisions, and set compensation targets, is based on financial information presented on a group consolidated basis, accompanied by disaggregated revenue.
On operates as single-brand consumer products business. This is primarily due to On’s business activities which focus on driving sales growth by increasing overall brand awareness and market share. The key operating expenditures related to cost of sales, distribution, selling, marketing and general and administrative expenses, are either not differentiated across individual components, or are managed to benefit the entire On brand irrespective of the impact on the potential profitability of a particular component. These key operating expenditures are regularly reviewed by the CODM at the group consolidated level. Accordingly, On has determined that it has a single operating and reportable segment.
The following table reports the carrying amount of On’s non-current assets by geographic area:

(CHF in millions)	12/31/2024	12/31/2023

Europe, Middle East and Africa	273.7	270.4
thereof Switzerland	194.1	242.6
Americas	196.6	144.3
thereof the United States	195.1	142.2
Asia-Pacific	38.9	27.1
Non-current assets	509.2	441.7